Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated October 25, 2013

to the Prospectuses for Classes A, C, D, R, P and Institutional and Administrative

Class Shares of Allianz Funds Multi-Strategy Trust dated

April 1, 2013 (as supplemented thereafter)

Disclosure Related to the AllianzGI Convertible Fund (“Convertible Fund”)

and AllianzGI Ultra Micro Cap Fund (“Ultra Micro Cap Fund,” each, a “Fund,”

and together, the “Funds”)

Restrictions on New Purchases and Exchanges for Shares of the Funds

Allianz Global Investors Distributors LLC (the “Distributor”) and the Allianz Funds Multi-Strategy Trust (the “Trust”) have determined to introduce certain restrictions on purchases of and exchanges for shares of the Convertible Fund and Ultra Micro Cap Fund as described below.

Effective Thursday, January 16, 2014, or such other date as determined by the President of the Trust (the “Effective Date”), shares of Convertible Fund and shares of Ultra Micro Cap Fund will not be available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds. Shareholders of a Fund who held their shares prior to the Effective Date, including Specified Benefit Plans, 529 Plans, affiliated funds-of-funds and certain model based portfolio management programs that include a Fund in their program, may continue to purchase or exchange shares of such Fund, so long as the Plan or program continues to include such Fund. Specified Benefit Plans, for these purposes, include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. 529 Plans include college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services, and affiliated funds-of-funds are affiliated with, advised or sub-advised by Allianz Global Investors U.S. LLC. Existing shareholders of a Fund may continue to reinvest distributions of the Fund’s shares.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-988-8380, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Please retain this Supplement for future reference.